REVELATION
BIOSCIENCES

Innovative Solutions for Acute and Chronic Disease

Corporate Presentation

NASDAQ: REVB

June 2026

www.revbiosciences.com

Forward-Looking Statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management's expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation's product candidates; the risk that our preclinical studies will not demonstrate sufficient positive data to support commencement of clinical trials; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for Gemini or any other product candidates; potential indications for which product candidates may be developed; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation's balances will fund its operations; the ability of Revelation to obtain further financing and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

Why Invest In Revelation Biosciences?

- Lead drug candidate (Gemini) for acute kidney injury
  - ✓ Significant Market
  - ✓ Significant long-term value building for treatment of acute and chronic disease driven by dysregulated inflammation

- Substantially derisked
  - ✓ Strong mechanistic rationale
  - ✓ Solid clinical and preclinical data
  - ✓ Single adaptive design clinical study with objective endpoint for NDA

- The right team for the job
  - ✓ Experienced management and board with multiple FDA approvals
  - ✓ Top tier scientific and regulatory advisors

Our Programs

	Program* (Indication)	Significant Unmet Need	Next Clinical Milestone
Lead Program	**GEM-AKI (Acute Kidney Injury)**	• **~50% of all ICU patients develop AKI (20% of all hospitalized)[1]** • **3.2 Million patients** • **$5.0 Billion market potential**	**Phase 2/3 Pivotal Study**
Value-Building	GEM-CKD (Chronic Kidney Disease)	• 10% of US population has CKD • 37 Million patients • $18.5 Billion market potential	Phase 2

*Our current programs are based on Gemini, our propriety formulation platform of phosphorylated hexaacyl disaccharide (PHAD)

REVELATION BIOSCIENCES

AKI

AKI is a Significant Problem



- Acute Kidney Injury (AKI) is a sudden loss of kidney function
  - ~50% of all ICU patients develop AKI (20% of all hospitalized)[1]
  - Severe AKI (stage 3) requires the need for dialysis leading to longer recovery times and significantly higher mortality (>50%)
  - Renal replacement therapy (**dialysis**) is currently the only treatment for severe AKI
  - Predominately driven by **excessive inflammation**
- **Gemini would be the first and only approved treatment to reduce the severity of AKI by correcting the excessive inflammation driving it**

[1]DOI: 10.1038/s41598-023-45006-5

Conservatively, AKI is a $5 Billion Market



Total Hospital Admissions[1]
34,426,650

All-Cause AKI Incidence[2]
6,885,330

AKI Stage 2/3[2]
2,341,012

Target Patients
468,202

$21,250 — **Cost Burden[3]** (Current Standard of Care)

$10,625 — **Treatment Price** (Target Price = 50% Cost Savings)

Annual Market Potential
$5 Billion

[1] American Hospital Association. Fast Facts on U.S. Hospitals 2025
[2] DOI: 10.1038/s41598-023-45006-5
[3] DOI: 10.2215/CJN.02730313

REVELATION BIOSCIENCES

Potential Future Applications Using Gemini – a Significant Opportunity

Neurodegenerative Diseases
- Parkinson's
- Alzheimer's Disease

Hepatic Disease
- MASH
- IgA Nephropathy

Inflammatory Bowel Disease
- Crohn's Disease
- Ulcerative Colitis

Hyperinflammatory Syndromes
- CAR-T Induced MAS
- ARDS
- CAPS



Cardiovascular Disease
- Myocarditis
- Pericarditis
- Cardiorenal Syndrome

Renal Disease
- Chronic Kidney Disease
- IgA Nephropathy

Connective Tissue Disease
- Rheumatoid Arthritis
- Osteoarthritis
- Myositis

Systemic Infection
- Post-surgical
- Post-severe burn

How Gemini Works

Gemini Activates the TRIF Pathway to Resolve Inflammation

The Inflammatory Cycle is Self-Propagating


Extracellular space
DAMPS
PAMPS
Intracellular space
Robust production of inflammatory factors (IL-1β, TNF-α)
Produces systemic inflammation, inducing damage, including AKI, resulting in more DAMPS
MYD88 pathway
Minimal production of inflammatory resolving factors (e.g. IL-10)
NF-κB
TRIF pathway
P IRF3
P IRF3
Resolving Factors
DAMPS
PAMPS
TLR4
Nucleus

Gemini Reduces Inflammation by Breaking the Inflammatory Cycle


Extracellular space
DAMPS
PAMPS
Intracellular space
Minimal production of inflammatory factors (IL-1β, TNF-α)
Less systemic inflammation, less damage, improved renal function, faster healing
MYD88 pathway
Robust production of inflammatory resolving factors (e.g. IL-10)
NF-κB
TRIF pathway
P IRF3
P IRF3
Gemini
Resolving Factors
DAMPS
PAMPS
TLR4
Nucleus

REVELATION BIOSCIENCES

Gemini Activates TRIF Pathway in Both Humans and Animals

Cytokine Upregulation in Humans (Phase 1 study data in healthy volunteers)


IL1-RA
140000
120000
100000
80000
60000
40000
20000
0
IL-10
80
70
60
50
40
30
20
10
0
NGAL
12
11
10
9
8
7
6
5
4
3
2
1
Neutrophil
12
11
10
9
8
7
6
5
4
3
2
1
Placebo
Low Dose
Mid dose
High dose

Cytokine Upregulation in Healthy Animals


IL1-RA
2000
1800
1600
1400
1200
1000
800
600
400
200
0
IL-10
250
200
150
100
50
0
NGAL
9000000
8000000
7000000
6000000
5000000
4000000
3000000
2000000
1000000
0
Neutrophil
7
6
5
4
3
2
1
0
Placebo
Gemini

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Gemini Reduces Inflammation and Restores Immunocompetence in Patients[1]

Background cytokine levels pre and post dose[2]



Number of Elevated Cytokines
Placebo_Pre
Placebo_2hr
Placebo 24 hr
Placebo_168 hr
Number of Elevated Cytokines
Target Pre
Target_2hr
Target-24 hr
Target_168 hr

Cellular responsiveness to LPS stimulation pre and post dose[3]



NUmber of Cytokines Stimulated
Placebo_Pre
Placebo_2hr
Placebo_24hr
Placebo_168hr
NUmber of Cytokines Stimulated
Target_pre
Target_2 hour
Target_24hour
Target_168hr

- **Gemini significantly and durably reduces the number of elevated inflammatory cytokines.**

- Gemini effectively restored immunocompetence **demonstrating Gemini is not acting as an immunosuppressant.**

[1] Stage 3 or 4 CKD patient peripheral blood mononuclear cells (PBMCs) were collected prior to and 2, 4, and 24 hours post dose. PBMC supernatants were assessed ex vivo against media alone or with Gemini and the traditional TLR4 agonists LPS and HMGB-1

[2] P-values: Target dose (4.5ug): 2 hr, $p<0.01$, 24 hr $p<0.02$, 168 hr $p<0.03$. Placebo results not significant. P-values generated using two-tailed t-test with alpha at 5%

[3] P-values: Target dose (4.5ug): 2 hr, NS, 24 hr $p<0.02$, 168 hr $p<0.03$. NS=not significant. P-values generated using two-tailed t-test with alpha at 5%

REVELATION BIOSCIENCES

Gemini significantly reduced fibrotic scarring in an inflammatory kidney model[1]

Gemini significantly reduced tissue scarring (new collagen deposition)[2]


Collagen Fraction Volume (% Area)
7%
6%
5%
4%
3%
2%
1%
0%
Sham
UUO Control
Positive Control
Gemini (0.1 mg/kg)
Gemini (0.3 mg/kg)
Gemini (0.9 mg/kg)
* p < 0.05 vs Sham
† p < 0.05 vs UUO control

Antifibrotic activity of Gemini driven by changes in key cytokines


TGF-β
IL-10
NGAL
Gp 1 Sham
Gp 2 UUO
Gp 3 PC
Gp 4 0.1 mg/kg
Gp 5 0.3 mg/kg
Gp 6 0.9 mg.kg
*p < 0.05 vs group 2

- Daily dosing with Gemini significantly reduced renal fibrosis, or scarring, relative to control
- **Treatment with Gemini induced dose-dependent reductions in fibrosis (as measured via collagen volume fraction (CVF))**
- Similar levels of fibrosis were observed between the highest dose group (0.9mg/kg) and the positive control, a well-defined TGF-b blocker

- **Gemini treatment induced anti-fibrotic activity through reduced levels of TGF-b in conjunction with increased anti-inflammatory IL-10 and NGAL (neutrophil gelatinase lipocalin) levels**
- Reduction in fibrosis levels are correlated with improved organ function[3]

[1]The unilateral urinary obstruction (UUO) model is used for studying potential therapies for AKI and CKD
[2]Collagen deposition in renal cortex vs treatment with vehicle only. Male rats (n=11-12 / group) subjected to UUO. Composite data represents average of 3 anatomically distinct depths (10 images / depth / rat / group = ~60-65% of renal cortical area). Renal cortical fibrosis, expressed as Collagen Volume Fraction (CVF; via quantitation of PSR stained tissue sections) was increased in vehicle-treated group relative to control at Day 7)
[3]DOI: 10.1038/s41392-023-01379-7

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Gemini Imparted Significant Protection in an AKI Model[1]

Gemini significantly reduced serum creatinine (A)[2] and neutrophilic infiltration (B)[3]



A.
p<0.04
p<0.02
Change in creatinine (mg/dL)
24 hr-sham
24 - 0 ug/kg
24 hr - 350 ug/kg
72 hr-sham
72 hr - 0 ug/kg
72 hr - 350 ug/kg
B.
p<0.02
Histology Score (0-5)
Sham
0 mg/kg
0.35 mg/kg

Gemini significantly reduced cortical (C) and medullary (D) tubular necrosis



C.
p<0.02
Histology Score (0-5)
Sham
0 mg/kg
0.35 mg/kg
D.
p<0.01
Histology Score (0-5)
Sham
0 mg/kg
0.35 mg/kg

REVELATION BIOSCIENCES

[1]The ischemic reperfusion injury (IRI) model is used to study AKI, Gemini dosed 24 and/or 48 hours prior to IR injury.
[2]Serum creatinine levels at 24 and 72 hours post IR surgery (Figure A) when dosed 24 and/or 48 hours prior to IR. A similar trend was observed in BUN levels (data not shown). n = 16-28
[3]Neutrophilic infiltration measured at 72 hours prior to IR surgery when dosed 24 hours prior to IR

Pivotal Study

Gemini Phase 2/3 Pivotal "TITAN" Study[1,2]



Phase 2:
- 185 Severe stage 2 or stage 3 acute kidney injury patients not yet on dialysis will be administered Gemini or placebo.
- Multiple dosing regimens will be evaluated
- Estimated Start: Q4 2026

⇩

Adaptation (a seamless transition to Phase 3):
- The safest dosing regimen will be determined and graduated to Phase 3
- Sample size will be evaluated and adjusted if necessary
- Data from Phase 2 counts towards data necessary for final analysis

⇩

Phase 3:
- Approximately 115 additional patients will be enrolled
- Primary endpoint is an objective composite of number of days alive and dialysis free for 30 days


Congratulations!

[1] The study will be conducted in two parts and will enroll approximately 300 patients total
[2] Adaptive design and study endpoints agreed to with FDA at end-of-phase 1 meeting

The Team

Experienced Management

Experienced management and scientific team

Extensive product development experience across multiple indications spanning all stages of drug development including 7 FDA and EMA approvals

Successful track record in multiple startups and turn-arounds including

3 NASDAQ listings and 1 NYSE listing

A history of building successful commercial organizations

Approval and commercialization of drugs (GIAPREZA®)

Manufacturing scale-up and validation, development of sales force, regulatory, and compliance

Management has broad experience in financings and investor relations

Experience with equity and other types of financings

Executive management has raised over $1 billion in multiple financings

$71 million raised to date for Revelation

AKI Scientific Advisory Board

Member	Role	Specialty
Laurence Busse, MD, MBA, FCCM	**Lead Principal Investigator**	• **Critical Care Nephrologist** • **Medical Director for critical care at Emory Johns Creek Hospital**
Sean Bagshaw, MD, MSc, FRCPC	Scientific Advisor	• Clinician Scientist/ Critical Care Nephrologist • Professor and Chair, Department of Critical Care Medicine, Faculty of Medicine and Dentistry, University of Alberta and Alberta Health Services, Edmonton, Canada
Lui Forni, MD, PhD, JFICMI	Scientific Advisor	• Intensivist/Nephrologist • Professor of Acute Medicine and Critical Care at Royal Surrey County Hospital
Stuart Goldstein, MD, FAAP, FNKF	Scientific Advisor	• Pediatric Nephrologist • Director for the Center for Acute Care Nephrology (CACN) at Cincinnati Children's Hospital Medical Center
Javier Neyra, MD, MSCS	Principal Investigator	• Critical Care Nephrologist • Professor of Medicine at UAB
Peter Pickkers, MD, PhD	Scientific Advisor	• Internist-intensivist in Nephrology • Professor of Intensive Care Medicine at the Radboud University Medical Center Nijmegen, the Netherlands.
Alexander Zarbock, MD, PhD	Scientific Advisor	• Clinician Scientist/ Critical Care Nephrologist • Director and Chair of the Department of Anesthesiology and Critical Care Medicine, at the University of Münster, Germany

What the Docs are Saying

- "I am honored to serve as Principal Investigator for this important study and to collaborate closely with the team at Revelation Biosciences," said Laurence Busse, MD, MBA, FCCM. "Acute kidney injury remains a significant unmet need in critical care, and there is a clear necessity for novel therapeutic approaches that move beyond supportive care alone. What is particularly compelling about this program is its innovative mechanism, which seeks to modulate the innate immune response in a way that restores physiologic balance rather than simply suppressing inflammation. This represents a fundamentally different approach to treating complex inflammatory conditions, and I am excited to partner with Revelation to rigorously evaluate its potential to meaningfully improve outcomes for patients."
- "Yes, you heard correctly. Some patients are more scared of dialysis than death," said Laurence Busse, MD, MBA, FCCM.
- "I am really happy to be part of this endeavor as Gemini modulates the immune response that is fundamentally involved in the pathophysiology of organ dysfunction, including the development of AKI", said Alexander Zarbock, MD, PhD.

Financials

Financial Overview

Key Financial Summary	3/31/2026
Cash	$14,113,415
Stockholders Equity	$12,988,953
Cash Used for Operations	$3,214,851
Cash Provided by Financing	$6,699,814

Beneficial Holders	Shares	%
Armistice Capital	323,241	8.3
Management	187,280	4.8
Total	**510,521**	**13.1**

Cap Table	Shares
Common Stock	3,908,420
Common Stock Warrants (Exercise price range $1.55-$579,600)	8,916,541
Grants Outstanding	265,672
Equity Pool	102,028
Fully Diluted	**13,192,661**

- Raised $7.3 million in January of 2026
- Current cash sufficient to open enrollment of Phase 2/3 study
- Cash into Q1 2027

REVELATION BIOSCIENCES

Thank You!

For more information, please visit
www.revbiosciences.com